EQ ADVISORS TRUSTSM

STRATEGIC ALLOCATION SERIES PORTFOLIOS

SUPPLEMENT DATED OCTOBER 1, 2019 TO THE PROSPECTUS DATED MAY 1, 2019

This Supplement updates certain information contained in the Prospectus dated May 1, 2019, of EQ Advisors Trust (“Trust”) regarding the Strategic Allocation Series Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of this document at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the contractual management fee rate schedules applicable to the Portfolios of the Trust. The changes are expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Effective October 1, 2019, the section of the Prospectus entitled “Management of the Trust — Management Fees” is amended to include the following information:

The following table shows the contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each of the following Portfolios, effective October 1, 2019.

Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Balanced Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Moderate Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%
EQ/Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%